POWER OF ATTORNEY

         The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John B. Hammalian, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/S/ STEPHEN E. CANTER                                November 15, 2001
---------------------
Stephen E. Canter
President

/S/ JAMES WINDELS                                    November 15, 2001
-----------------
James Windels
Treasurer


[PAGE]



                                    EXHIBIT A

1)            Dreyfus A Bonds Plus, Inc.
2)            Dreyfus Appreciation Fund, Inc.
3)            Dreyfus Balanced Fund, Inc.
4)            Dreyfus BASIC GNMA Fund
5)            Dreyfus BASIC Money Market Fund, Inc.
6)            Dreyfus BASIC Municipal Fund, Inc.
7)            Dreyfus BASIC U.S. Government Money Market Fund
8)            Dreyfus California Intermediate Municipal Bond Fund
9)            Dreyfus California Tax Exempt Bond Fund, Inc.
10)           Dreyfus California Tax Exempt Money Market Fund
11)           Dreyfus Cash Management
12)           Dreyfus Cash Management Plus, Inc.
13)           Dreyfus Connecticut Intermediate Municipal Bond Fund
14)           Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)           Dreyfus Florida Intermediate Municipal Bond Fund
16)           Dreyfus Florida Municipal Money Market Fund
17)           Dreyfus Founders Funds, Inc.
18)           The Dreyfus Fund Incorporated
19)           Dreyfus GNMA Fund, Inc.
20)           Dreyfus Government Cash Management Funds
21)           Dreyfus Growth and Income Fund, Inc.
22)           Dreyfus Growth and Value Funds, Inc.
23)           Dreyfus Growth Opportunity Fund, Inc.
24)           Dreyfus Index Funds, Inc.
25)           Dreyfus Institutional Money Market Fund
26)           Dreyfus Institutional Preferred Money Market Fund
27)           Dreyfus Institutional Short Term Treasury Fund
28)           Dreyfus Insured Municipal Bond Fund, Inc.
29)           Dreyfus Intermediate Municipal Bond Fund, Inc.
30)           Dreyfus International Funds, Inc.
31)           Dreyfus Investment Grade Bond Funds, Inc.
32)           Dreyfus Investment Portfolios
33)           The Dreyfus/Laurel Funds, Inc.
34)           The Dreyfus/Laurel Funds Trust
35)           The Dreyfus/Laurel Tax-Free Municipal Funds
36)           Dreyfus LifeTime Portfolios, Inc.
37)           Dreyfus Liquid Assets, Inc.
38)           Dreyfus Massachusetts Intermediate Municipal Bond Fund
39)           Dreyfus Massachusetts Municipal Money Market Fund
40)           Dreyfus Massachusetts Tax Exempt Bond Fund
41)           Dreyfus MidCap Index Fund
42)           Dreyfus Money Market Instruments, Inc.
43)           Dreyfus Municipal Bond Fund, Inc.
44)           Dreyfus Municipal Cash Management Plus
45)           Dreyfus Municipal Money Market Fund, Inc.
46)           Dreyfus New Jersey Intermediate Municipal Bond Fund
47)           Dreyfus New Jersey Municipal Bond Fund, Inc.
48)           Dreyfus New Jersey Municipal Money Market Fund, Inc.
49)           Dreyfus New Leaders Fund, Inc.
50)           Dreyfus New York Municipal Cash Management
51)           Dreyfus New York Tax Exempt Bond Fund, Inc.
52)           Dreyfus New York Tax Exempt Intermediate Bond Fund
53)           Dreyfus New York Tax Exempt Money Market Fund
54)           Dreyfus Pennsylvania Intermediate Municipal Bond Fund
55)           Dreyfus Pennsylvania Municipal Money Market Fund
56)           Dreyfus Premier California Municipal Bond Fund
57)           Dreyfus Premier Equity Funds, Inc.
58)           Dreyfus Premier Fixed Income Funds
59)           Dreyfus Premier GNMA Fund
60)           Dreyfus Premier International Funds, Inc.
61)           Dreyfus Premier Municipal Bond Fund
62)           Dreyfus Premier New York Municipal Bond Fund
63)           Dreyfus Premier Opportunity Funds
64)           Dreyfus Premier State Municipal Bond Fund
65)           Dreyfus Premier Third Century Fund, Inc.
66)           Dreyfus Premier Value Equity Funds
67)           Dreyfus Premier Worldwide Growth Fund, Inc.
68)           Dreyfus Short-Intermediate Government Fund
69)           Dreyfus Short-Intermediate Municipal Bond Fund
70)           The Dreyfus Socially Responsible Growth Fund, Inc.
71)           Dreyfus Stock Index Fund
72)           Dreyfus Tax Exempt Cash Management
73)           The Dreyfus Premier Third Century Fund, Inc.
74)           Dreyfus Treasury Cash Management
75)           Dreyfus Treasury Prime Cash Management
76)           Dreyfus U.S. Treasury Intermediate Term Fund
77)           Dreyfus U.S. Treasury Long Term Fund
78)           Dreyfus 100% U.S. Treasury Money Market Fund
79)           Dreyfus Variable Investment Fund
80)           Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)           General California Municipal Bond Fund, Inc.
82)           General California Municipal Money Market Fund
83)           General Government Securities Money Market Funds, Inc.
84)           General Money Market Fund, Inc.
85)           General Municipal Bond Fund, Inc.
86)           General Municipal Money Market Funds, Inc.
87)           General New York Municipal Bond Fund, Inc.
88)           General New York Municipal Money Market Fund
89)           MPAM Funds Trust